UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (date of earliest event reported): May 2, 2014

                        BLUE LINE PROTECTION GROUP, INC.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)



     Nevada                           000-52942                 20-5543728
---------------------------      -------------------      ---------------------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)

                        1350 Independence St., Suite 300
                                Denver, CO 80215
                       ----------------------------------
          (Address of principal executive offices, including Zip Code)

               Registrant's telephone number, including area code:

                           The Engraving Masters, Inc.
                           ---------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03  Amendment to Articles of  Incorporation  or Bylaws,  Change in Fiscal
           Year.

      On May 2, 2014 the Company's Board of Directors, pursuant to Nevada Revised Statute 92A.280, amended the Company's Articles of Incorporation to change the name of the Company from The Engraving Masters, Inc. to Blue Line Protection Group, Inc.

      The amendment was filed with the Nevada Secretary of State on May 2, 2014.

      On May 6, 2014 the Company affected a 14-for-1 forward stock split of its issued and outstanding common stock.

      The name change and stock split will become effective in the over-the-counter markets following notification by FINRA of the effective date of the name change and stock split.







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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 6, 2014

                                 BLUE LINE PROTECTION GROUP, INC.



                                 By: /s/ Sean Campbell
                                    ----------------------------------------
                                     Sean Campbell, Chief Executive Officer











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